UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 11, 2017 (December 8, 2017)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

As previously reported in a Current Report on Form 8-K, on December 4, 2017, Genesis Energy, L.P. (“Genesis”), Genesis Energy Finance Corporation (together with Genesis, the “Issuers”) and certain subsidiary guarantors entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative of a group of underwriters named in the Underwriting Agreement, pursuant to which the Issuers agreed to sell $450 million in aggregate principal amount of 6.250% senior unsecured notes due 2026 (the “Notes”), guaranteed by certain subsidiary guarantors of Genesis (the “Guarantees” and, together with the Notes, the “Securities”). The offering closed on December 11, 2017.

The terms of the notes are governed by an Indenture (the “Base Indenture”) among the Issuers, the subsidiary guarantors party thereto, and U.S. Bank National Association, as trustee (the “Trustee”), dated as of May 21, 2015, as supplemented by the Eleventh Supplemental Indenture thereto (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated as of December 11, 2017, among the Issuers, the subsidiary guarantors party thereto, and the Trustee. The Notes are senior unsecured obligations of the Issuers and rank equal in right of payment with all of Genesis’ other existing and future senior unsecured indebtedness, including $350 million aggregate principal amount of the Issuers’ 5.750% senior notes due 2021 (the “2021 Notes”), $750 million aggregate principal amount of the Issuers’ 6.750% senior notes due 2022, $400 million aggregate principal amount of the Issuers’ 6.000% senior notes due 2023, $350 million aggregate principal amount of the Issuers’ 5.625% senior notes due 2024 and $550 million aggregate principal amount of the Issuers’ 6.50% senior notes due 2025. The Guarantees are senior unsecured obligations of the subsidiary guarantors and rank equal in right of payment with the existing and future senior unsecured indebtedness of the subsidiary guarantors. Interest on the Notes will accrue at a rate of 6.250% per year and is payable on May 15 and November 15 of each year, beginning on May 15, 2018. The Notes will mature on May 15, 2026. The terms of the Notes are further described in the Prospectus Supplement dated December 4, 2017, relating to the Securities, filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”).

This summary of the Base Indenture and the Supplemental Indenture is qualified in its entirety by reference to the full text of the Base Indenture, a copy of which is incorporated by reference as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference, and the Supplemental Indenture, including the form of the Notes, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 7.01 Regulation FD Disclosure

The previously announced tender offer by the Issuers for up to $350 million aggregate principal amount of the 2021 notes expired at 5:00 p.m., New York City time, on December 8, 2017 (the “Expiration Date”). The Issuers have accepted for purchase $195,131,000 aggregate principal amount of the 2021 notes that were validly tendered and not withdrawn as of the Expiration Date for an aggregate consideration of approximately $199,277,534 plus accrued and unpaid interest on the 2021 notes, which excludes $10,360,000 aggregate principal amount of the outstanding 2021 notes that remain subject to guaranteed delivery procedures. Upon the terms and subject to the conditions specified in the Offer to Purchase dated December 4, 2017, the Issuers accepted for payment, and made payment for, all such tendered 2021 notes.

On December 8, 2017, Genesis issued a press release announcing the results of the tender offer. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference in its entirety to this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 and the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and the Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events.

Genesis is filing the exhibits in Item 9.01 of this Current Report on Form 8-K in connection with the offering of the Securities. The Securities have been registered under the Securities Act pursuant to Genesis’ effective Registration

Statement on Form S-3 (Registration No. 333-203259), as amended, as supplemented by the Prospectus Supplement dated December 4, 2017, relating to the offering of the Securities, filed with the SEC pursuant to Rule 424(b) of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture, dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (incorporated by reference from Exhibit 4.1 to the Current Report on Form 8-K filed on May 21, 2015, File No. 001-12295).

4.2	Eleventh Supplemental Indenture, dated as of December 11, 2017, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee to the Indenture dated as of May 21, 2015, among Genesis Energy, L.P., Genesis Energy Finance Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the specified Securities.

5.2	Opinion of Law Office of John Foster Tyra, PC concerning certain matters of Alabama law.

5.3	Opinion of Liskow & Lewis, A Professional Law Corporation, concerning certain matters of Louisiana law.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of Law Office of John Foster Tyra, PC (included in Exhibit 5.2).

23.3	Consent of Liskow & Lewis, A Professional Law Corporation (included in Exhibit 5.3).

99.1	Press release dated December 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)
	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: December 11, 2017	By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer